 Learning House AcquisitionTech-enabled education services for universities, corporations, students and professionals  October 9, 2018

 Safe Harbor StatementThis presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and are subject to change based on many important factors. Such factors include, but are not limited to (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities, (x) Learning House’s forecasted fiscal year 2018 revenues and (xi) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances. About WileyWiley is a global leader in research and education. Our online scientific, technical, medical, and scholarly journals, combined with our digital learning, assessment and certification solutions help universities, academic societies, businesses, governments and individuals increase the academic and professional impact of their work. For more than 200 years, we have delivered consistent performance to our stakeholders. The Company's website can be accessed at www.wiley.com.

Learning House extends Wiley's leadership position in tech-enabled education services that help universities and students to succeed

Combination makes Wiley a leader in rapidly-growing $2.3B OPM* market space

- Unmatched portfolio of partners (60+) and programs (800+) – the "Wiley network effect"
- Unprecedented diversity and range - large, medium, and small institutions – grad and undergrad - international
- Unrivaled brand, relationships and reach across education ecosystem – Wiley uniquely positioned inside university
- Exceptional outcomes – high student retention, high student satisfaction scores, job placement opportunities

Expands our footprint in the rapidly-growing $10B+ tech-enabled education services market

- Short courses, bootcamps, and other skills credentialing for students and professionals
- Pathway services for international students
- Teacher advancement and credentialing for K-12 instructors
- Enterprise learning solutions
- Job placement network of over 450 corporate partners

Adds a dynamic, well-managed growth company that strongly complements our Wiley Education Services (WES) business and adds to Wiley's global education position

- Learning House - 10% EBITDA margin; pathway to 15-20% operating margin in combination with WES at mature state
- Strong focus on underpenetrated and attractive regional school segment and undergraduate opportunity
- Strong operating efficiencies to leverage across Wiley Education Services business
- Cost synergies in marketing, technology, and other areas
- Entrepreneurial culture and capabilities

*Services that support universities in the delivery of academic degree programs

Learning House Acquisition

Sources for market opportunities: Internal estimates, BMO/Course Reports (Bootcamps), Eduventures (OPM), Statistica (Teacher Advancement), Pathways (Cambridge and Studyportals)

WILEY

Learning House by the numbers

Financing	• Purchase price of $200M in cash • Funded through Wiley's $1.1B revolving credit facility • Wiley net debt to EBITDA end of FY2018 was 0.5
Revenue	• $70M forecasted revenue for FY2018, growing mid-to-high teens • OPM (80%), Teacher Advancement (13%), Bootcamps (6%), Int'l pathways (1%) • 25+ partners and ~600 programs • Combined Wiley Education Services business approximately $200M in revenue (11% of total Wiley)
Profitability	• Learning House generates $7M+ EBITDA; combined EBITDA of $12M • Pathway to 15-20% operating margin at mature state • Annualized dilution of $0.15/share; neutral or accretive by Year 3 (FY22)
About Learning House	• Founded 2001; acquired by Weld North Holdings in 2011 • Headquartered in Louisville, Kentucky; additional office in Harrisburg, PA • 500 employees • Led by President and CEO, Todd Zipper



Pathways
Bootcamps
Teacher advancement
6%
1%
13%
OPM
LH Revenue Breakdown CY18E
80%

Learning House Acquisition

WILEY

Unmatched range of partners and programs

Partner base	WILEY Education Services*	LEARNING HOUSE
National institutions	45%	0%
Regional - mid	50%	75%
Regional - small	5%	25%
Graduate	85%	60%
Undergraduate	15%	40%

Wiley Education Services also has 5 international partners

- Learning House designed to operate effectively and efficiently in regional market – strong growth and pipeline
- Adaptable service offerings to serve diverse requirements (full-suite, unbundled services, etc.)
- Opportunity to leverage complementary strengths (operating models, marketing, technology, brand equity, financial resources, agility)
- Economies of scale

Wiley Partners (35)

George Mason University
Purdue University
Georgetown University
University of Glasgow
University of Delaware
Scranton
OLLU Our Lady of the Lake University
Winthrop University
The George Washington University Washington, DC
University of Birmingham
Sacred Heart University
Saint Mary's University of Minnesota
Utica College

LH Partners (25+)

Concordia University·Saint Paul
Point Park University
Virginia Wesleyan University
Aurora University
Campbellsville University
West Virginia State University Cultural Activities
Rivier University Online
Alvernia University
University of West Florida
Southeastern University
Shawnee State University
UWA The University of West Alabama

*Pre-Acquisition

Learning House Acquisition

WILEY

Leadership position in large regional market

Regional universities and colleges must compete effectively to grow and sustain revenue

Robust online programs from Wiley are both a differentiator and a financial necessity

Strong dependency on full OPM partnerships due to major capital and resource constraints

High stickiness – recent 7-10 year regional school renewals

Undergraduate and graduate opportunities (Learning House 40% undergraduate)

Diverse partner and program base – complementary regional markets for Wiley and Learning House

Opportunity for wider and deeper partnerships – suite of tech-enabled services and content

LH OPM Impact on enrollments

Campbellsville University

2013 —— 2016

Pre-Partnership
Increased competition
Flattening enrollments
Struggle with online

Partnership impact
149% growth in online enrollments (2yr)
132% growth graduate enrollments (3yr)
100% growth undergrad enrollments (3yr)

Wiley OPM Impact on student retention*

2014	2015	2016	2017
80%	84%	87%	90%

UTICA COLLEGE

Wiley OPM Impact on enrollments

Online Masters in Social Work

OLLU

2012 —— 2018
14 students → **1,000+ students**

*term-to-term retention

Learning House Acquisition

WILEY

 Wiley delivers unrivaled depth, breadth, reach  Attribute  Wiley  How differentiated  Credential offerings  Master’s, bachelor’s, short courses, bootcamps, professional training  Unmatched range and flexibility   Service offerings  Recruiting, enrollment, marketing, instructional design, retention, placement, technology solutions  End-to-end, gold-standard services  Service models  Full service and fee-for-service  Offerings tailored to unique partner needs  OPM geographic footprint  US (national, regional) and Europe   Broad reach of partners and programs  Wiley geographic footprint  Worldwide Wiley network  Unequalled institutional relationships  Corporate market footprint  Job placement network & blue chip Wiley corporate training client base  Access to broad corporate footprint to bridge education and careers  Wiley content and courseware  Leading content in high-demand academic & professional disciplines  Unique ability to develop and deliver powerful educational experiences

The Wiley network effect

- **60+** Wiley-LH OPM partner institutions
- **60+** Wiley fee for service institutions
- **1,000+** Wiley course material institutions
- **10,000+** Wiley research institutions
- **500+** Corporate partners

Wiley has the largest university reach. Institutions will drive to providers with the largest footprints and greatest impact

Institutions also choose partners based on reputation, long-term stability, impact and trust. Wiley = 210 years of reputation, stability, impact, and trust

The Wiley network effect drives more partnerships, economies of scale and opportunities to serve schools and companies in many capacities (‘one stop shop’). Wiley offers tailored services, software and gold-standard content across our unrivaled network

Learning House Acquisition

WILEY

Poised to capture a bigger market opportunity

$2B+ OPM Market → $10B+ Education Services Market

OPM & University Services

$2B+ total market
10% annual growth
15% penetration in US

Services explained:
- Online degrees via traditional universities (tuition share)
- Program design, student recruiting, curriculum development, student support, online platform, etc.
- Unbundled services (fee-based)

Bootcamps & Short Courses

$1B+ total market
Early stage market
Rapid growth

Services explained:
- Short courses and bootcamps for high-demand skills and Job placement through corporate partners (450+)
- Offered through schools and corporate partners and to individuals directly

Pathway Programs

$1.5B+ total market
Expanding market
Rapid growth

Services explained:
- International student marketing, recruiting, onboarding and student success services for universities

Teacher Advancement

$4B+ total market
Established market
Good growth

Services explained:
- Teacher training
- Professional development courses and credits for delivered through university partners

Learning House Acquisition

Sources: Internal estimates, BMO/Course Reports (Bootcamps), Eduventures (OPM), Statistica (Teacher Advancement), Pathways (Cambridge and Studyportals)

WILEY

Extending to $70B+ delivery and services market

Wiley is a key player in the global education megatrend

- Universities and corporations focused on solving the skills gap
- Universities outsourcing activities to improve efficiencies
- Universities and corporations both partnering with education companies
- Professionals now lifelong students
- Rise of tools, software and services for better outcomes
- Education companies filling gaps to deliver education

OPM
$2B+
Full-suite
Fee-for-service
Wiley a key player

Education Services
$10B+
OPM
Short Courses
Pathways
Teacher Advancement
Wiley a key player

Global Education Delivery & Services
$70B+
Education Software and Services
Certification
Corporate Learning
Professional Advancement
Vocational Training
Wiley a key player

Sources: Internal estimates, BMO/Course Reports (Bootcamps), Eduventures (OPM), Statistica (Teacher Advancement), Pathways (Cambridge and Studyportals)

Learning House Acquisition

WILEY

Wiley connects university, student and employer

WILEY

University Partners

Branded Online Programs

Recruiting & Retention

Branded Skills Training

Teacher Credentialing

Content and Courseware

Exam Prep/Certification

Individuals

Students Professionals

Short Course Credentialing

Bootcamps

Job Matching

Content and Courseware

Exam Prep/Certification

Corporate Partners

Branded Learning/Upskilling

Job Matching Network

Leadership & Pre-hire Assessment

Branded Skills Training

Content and Courseware

Exam Prep/Certification

Learning House Acquisition

WILEY

Wiley's goal: education with impact

Solving the skills gap

Wiley partners with both university and employer to help them deliver the right educational outcome – the right applicant, the right student, the right credential, the right skills, the right job candidate, the right employee, and the right leader.

Institutional challenges

Skills gap

Focus on outcomes

Increased competition

Increasing costs

Decreasing funding

Employer challenges

Skills gap/shortage of talent

Employees not prepared

Onboarding, upskilling, reskilling

Policymaker challenges

Skills gap

Escalating higher education costs

Focus on outcomes

Rising student debt

Underemployed workers

Learning House Acquisition

WILEY

Summary

Combination makes Wiley a leader in rapidly-growing $2.3B OPM* market space

- Unmatched portfolio of partners (60+) and programs (800+) – the "Wiley network effect"
- Unprecedented diversity and range - large, medium, and small institutions – grad and undergrad - international
- Unrivaled brand, relationships and reach across education ecosystem – Wiley uniquely positioned inside university
- Exceptional outcomes – high student retention, high student satisfaction scores, job placement opportunities

Expands our footprint in the rapidly-growing $10B+ tech-enabled education services market

- Short courses, bootcamps, and other skills credentialing for students and professionals
- Pathway services for international students
- Teacher advancement and credentialing for K-12 instructors
- Enterprise learning solutions
- Job placement network of over 450 corporate partners

Adds a dynamic, well-managed growth company that strongly complements our Wiley Education Services (WES) business and adds to Wiley's global education position

- Learning House - 10% EBITDA margin; pathway to 15-20% operating margin in combination with WES at mature state
- Strong focus on underpenetrated and attractive regional school segment and undergraduate opportunity
- Strong operating efficiencies to leverage across Wiley Education Services business
- Cost synergies in marketing, technology, and other areas
- Entrepreneurial culture and capabilities

*Services that support universities in the delivery of academic degree programs

Learning House Acquisition

Sources for market opportunities: Internal estimates, BMO/Course Reports (Bootcamps), Eduventures (OPM), Statistica (Teacher Advancement), Pathways (Cambridge and Studyportals)

WILEY